STOCK PURCHASE AGREEMENT

          THIS STOCK PURCHASE AGREEMENT is entered into as of June , 2003 (this "Agreement"), by Aearo Corporation, a Delaware corporation (the "Company"), Cabot Corporation, a Delaware corporation ("Cabot Parent"), and Cabot CSC Corporation, a Delaware corporation and a wholly owned subsidiary of Cabot Parent ("Cabot Sub" and, together with Cabot Parent, "Cabot").

                              W I T N E S S E T H :

          WHEREAS, Cabot Sub owns beneficially and of record 42,500 shares of common stock, par value $.01 per share, and 22,500 shares of redeemable preferred stock, $.01 per share, of the Company (collectively, the "Shares");

          WHEREAS, the Company has agreed to purchase, and Cabot has agreed to sell, the Shares, and all accrued dividends thereon, upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Purchase and Sale of Shares. Subject to the satisfaction or waiver of the conditions set forth herein, at the --------------------------- closing (the "Closing"), Cabot shall sell and the Company shall purchase the Shares, and all accrued dividends thereon, for the consideration described below.

2. Consideration. The aggregate purchase price for the Shares, and all accrued dividends thereon, shall be the sum of $33.5 million plus an amount, if any, equal to the excess, if any, of (x) $5 million over (y) the aggregate amount of fees and other out-of-pocket expenses incurred by the Company in connection with the consummation of the transactions contemplated hereby, including without limitation consent fees payable to lenders and debt securityholders, commitment and other financing fees, and fees and expenses of professional advisors to the Company and its creditors (the "Purchase Price"). The Purchase Price shall be payable by wire transfer of immediately available funds to such bank account as shall be designated by Cabot in writing at least three business days prior to Closing.

3. Deliveries. Cabot Sub will deliver or cause to be delivered to the Company at the Closing stock certificates representing all of the Shares, accompanied by stock powers duly executed in blank or duly executed stock transfer forms or instruments of transfer which validly transfer title to such Shares. The Company will deliver to Cabot at the Closing the Purchase Price.

4. Cabot's Representations and Warranties. Cabot Parent and Cabot Sub each represents and warrants to the Company --------------------------------------
that:

(a) each of them is duly incorporated and in good standing under the laws of the jurisdiction of its incorporation; Cabot Sub is the sole owner of the Shares and has good title to such Shares, free and clear of all liens, claims, encumbrances and restrictions of every kind other than those imposed by the Stockholders' Agreement, dated July 11, 1995, among Vestar Equity Partners, L.P., Cabot Parent, Cabot Sub, the Company, the Seelig Family Lifetime Trust and the Management Investors (as defined in the Stockholders' Agreement), as amended by the Amendment, dated July 3, 1996 (the "Stockholders' Agreement"), and, upon completion of the transactions contemplated hereby, such title will pass to the Company; and each of them has all requisite power and authority to execute and deliver this Agreement and an amendment to the Stockholders' Agreement in substantially the form set forth on Exhibit A hereto (the "Amendment") and, subject to the satisfaction of the conditions set forth herein, to consummate the transactions contemplated hereby; and

(b) this Agreement constitutes the legal, valid and binding obligation of each of them, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or limiting creditors' rights generally and general principles of equity (whether considered in an action in equity or at law).

5. The Company's Representations and Warranties. The Company represents and warrants to Cabot that: --------------------------------------------

(a) it is duly incorporated and in good standing under the laws of the jurisdiction of its incorporation; and it has all requisite power and authority to execute and deliver this Agreement and the Amendment and, subject to the satisfaction of the conditions set forth herein, to consummate the transactions contemplated hereby; and

(b) this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or limiting creditors' rights generally and general principles of equity (whether considered in an action in equity or at law).

6. Covenants. ---------

(a) Each party shall pay its own expenses in connection with the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(b) Subject to the terms and conditions hereof, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to consummate and make effective the transactions contemplated hereby, including, without limitation, obtaining the consents set forth on Schedule 1 hereto (the "Requisite Consents"); provided, however, that with respect to the Requisite Consents, Cabot shall not be required to undertake any affirmative effort or to pay any cost or expense, all of which shall be undertaken and borne by the Company.

(c) The Company shall pay Cabot all accrued and unpaid Fees and Out-of-Pocket Expenses payable to Cabot under (and as those terms are defined in) the Management Advisory Agreement dated as of July 11, 1995 among Cabot, the Company and Vestar Capital Partners (the "Management Agreement"); provided that notwithstanding anything in the Management Agreement to the contrary, within 30 days after the last day of the month in which the Closing occurs, the semi-annual Fee payment next paid to Cabot shall be pro-rated through the day of
          Closing and adjusted through that day in the same manner as semi-annual Fee payments are adjusted under the Management Agreement, and Cabot shall pay the Company an amount equal to the excess of the next semi-annual Fee payment paid to Cabot over the aforementioned pro-rated and adjusted Fee.

7. Conditions. ----------

(a) The obligation of Cabot to consummate the transactions contemplated hereby shall be subject to the satisfaction at or prior to Closing of each of the following conditions:

                    (i) the representations and warranties of the Company contained herein shall be true and correct on the date hereof and on the date of Closing, and the Company shall have performed all of its covenants contained herein to be performed prior to Closing;

                    (ii) the approval of this Agreement and the transactions contemplated hereby by Cabot Parent's Board of Directors;

                    (iii) on the date of Closing, there shall be no decree of any governmental or judicial authority of competent jurisdiction that prohibits the occurrence of the Closing; and

                    (iv) the Amendment shall have been duly executed and delivered by the parties (other than Cabot) specified in Section 5.5 of the Stockholders' Agreement.

(b) The obligation of the Company to consummate the transactions contemplated hereby shall be subject to the satisfaction at or prior to Closing of each of the following conditions.

                    (i) the representations and warranties of Cabot contained herein shall be true and correct on the date hereof and on the date of Closing, and Cabot shall have performed all of its covenants contained herein to be performed prior to Closing;

                    (ii) the approval of this Agreement and the transactions contemplated hereby by the Company's Board of Directors;

                    (iii) the Company's receipt of all Requisite Consents;

                    (iv) the Company shall have received proceeds of financing sufficient to pay the Purchase Price and any other out-of-pocket expenses incurred by the Company in connection with the transactions contemplated hereby on terms reasonably satisfactory to the Company;

                    (v) on the date of Closing, there shall be no decree of any governmental or judicial authority of competent jurisdiction that prohibits the occurrence of the Closing; and

                    (vi) the Amendment shall have been duly executed and delivered by the parties (other than the Company) specified in Section
          5.5 of the Stockholders' Agreement.

8.   Termination.   This  Agreement  may  be  terminated  and  the  transactions contemplated hereby may be abandoned at any ----------- time prior to the Closing as follows:

(a) by mutual written consent of the parties;

(b) by either the Company or Cabot in writing, if the Closing has not occurred on or before September 30, 2003;

(c) by the Company in writing, if the conditions set forth in Sections 7(b)(ii) and 7(b)(vi) shall not have been satisfied on or before July 12, 2003; and

(d) by Cabot in writing, if the conditions set forth in Sections 7(a)(ii) and 7(a)(iv) shall not have been satisfied on or before July 12, 2003.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New ------------- York applicable to contracts made and to be performed therein.

10. Amendment; Waiver. No change or modification of this Agreement or waiver of any provision hereof shall be valid ----------------- unless it is in writing and signed by each of the parties.

11. Entire Agreement. This Agreement shall supersede all previous negotiations and agreements between the parties, and shall constitute the entire agreement of the parties, with respect to the subject matter hereof. This Agreement shall not supercede any other agreements or obligations of the parties hereto with respect to other subject matters, including without limitation obligations of the parties with respect to confidentiality and under Sections 4.12 and 8.1 of the Asset Transfer Agreement, dated as of June 13, 1995, among the parties hereto and certain other persons, and such other agreements and obligations shall remain in full force and effect.

12. Survival. The representations, warranties and covenants contained herein shall survive the Closing. --------

13. Closing Date.  Unless this Agreement shall have been terminated  pursuant to
Section 8, and subject to the satisfaction or waiver of the conditions set forth herein, the Closing shall take place substantially concurrently with the satisfaction or waiver of each of the conditions set forth herein at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017.

14. Notices. All notices, and other communications required or permitted hereunder shall be in writing and shall be ------- deemed to have been duly given if delivered personally, telecopied, emailed, or mailed, certified or registered mail with postage prepaid, as follows:

                  If to the Company:
                  Aearo Corporation
                  5457 W. 79th Street
                  Indianapolis, IN  46268
                  Attn:  Jeffrey Kulka
                  Tel.:    (317) 692-6983
                  Fax:     (317) 692-6784
                  Email:   Jeff_Kulka@aearo.com

                  with a copy to:
                  Simpson Thacher & Bartlett LLP
                  425 Lexington Avenue, 12th Floor
                  New York, NY  10017-3954
                  Attn:  Peter J. Gordon
                  Tel:     (212) 455-2605
                  Fax:     (212) 455-2827
                  Email:  pgordon@stblaw.com
                          ------------------

                  If to Cabot;
                  Cabot Corporation
                  Two Seaport Lane
                  Suite 1300
                  Boston, MA  02210
                  Attn:    Ho-il Kim
                  Tel.:    617-342-6172
                  Fax:     617-342-6039
                  Email:  hoil_kim@cabot-corp.com

                  With a copy to:
                  Cabot Corporation
                  Two Seaport Lane
                  Suite 1300
                  Boston, MA  02210
                  Attn:    Philip J. Szabla
                  Tel.:    617-342-6179
                  Fax:     617-342-6073
                  Email:  philip_szabla@cabot-corp.com

or to such other person or address or telecopy number as a party shall specify in writing. All such communications shall be deemed to have been received on the date of personal delivery, on the third business day after mailing or, in the case of notice by telecopier or email, when receipt is confirmed by telephone.

15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be ------------ an original and all of which together shall be deemed to be one instrument.

          IN WITNESS WHEREOF, the undersigned have set their hands as of the date first written above.

                                    SELLER:

                                    CABOT CORPORATION


                                    By: ________________________________________
                                         Name:
                                         Title:


                                    CABOT CSC CORPORATION


                                    By: ________________________________________
                                         Name:
                                         Title:


                                    PURCHASER:

                                    AEARO CORPORATION


                                    By: ________________________________________
                                         Name:
                                         Title:

                                   Schedule 1

                               Requisite Consents

Consent of lenders under the Credit Agreement, dated as of July 11, 1995, among Aearo Company, the Company and the Subsidiary Borrowers named therein, the lenders and arrangers listed therein and Bankers Trust Company, as co-arranger and administrative agent, as amended and restated as of July 13, 2001.

Consent of holders of 12.5% Senior Subordinated Notes due 2005.

                                    Exhibit A

                  Form of Amendment to Stockholders' Agreement

          AMENDMENT TO STOCKHOLDERS' AGREEMENT, dated as of June __, 2003 (this "Amendment"), among Vestar Equity Partners, L.P. ("Vestar"), Cabot CSC
Corporation, formerly known as Cabot Safety Corporation ("Cabot"), Aearo Corporation, formerly known as Cabot Safety Holdings Corporation ("Holdings"), Cabot Corporation ("Cabot Parent"), the Seelig Family Lifetime Trust and the parties identified on the signature pages hereto as Management Investors (the "Management Investors").

                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, the signatories hereto desire to amend the Stockholders' Agreement, dated July 11, 1995, as amended by the Amendment, dated July 3, 1996 (the "Stockholders' Agreement"), as set forth below;

          NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants  and
agreements herein contained, the parties hereto agree as follows:

B. Section 3.4(d) of the Stockholders' Agreement is hereby amended by adding at the end thereof the following new sentence:


          "Notwithstanding anything to the contrary provided herein, the requirements set forth in Section 3.4(a) and 3.4(b) shall not be applicable to any Transfer of Common Stock and Preferred Stock by Cabot to Holdings pursuant to the Stock Purchase Agreement, dated June __, 2003, among Holdings, Cabot and Cabot Parent."

C. Except as specifically amended hereby, the Stockholders' Agreement shall remain unchanged and continue in full force and effect.


                    [Remainder of page intentionally blank.]

          IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                                       VESTAR EQUITY PARTNERS, L.P.

                                       By:      Vestar Associates, L.P.,
                                                its general partner

                                       By:      VESTAR ASSOCIATES CORPORATION,
                                                its general partner


                                       By:_____________________________
                                                Name:
                                                Title:


                                       CABOT CSC CORPORATION

                                       By:_____________________________
                                                Name:
                                                Title:


                                       AEARO CORPORATION


                                       By:_____________________________
                                                 Name:
                                                 Title:


                                       CABOT CORPORATION


                                       By:_____________________________
                                                  Name:
                                                  Title:

                                       SEELIG FAMILY LIFETIME TRUST

                                       By:_____________________________
                                            Name: Leonard Lieberman
                                            Title: Trustee

                                       MANAGEMENT INVESTORS:

                                       By:_____________________________
                                             Name:



                                       By:_____________________________
                                             Name:



                                       By:_____________________________
                                             Name:



                                       By:_____________________________
                                              Name:



                                       By:_____________________________
                                              Name:



                                       By:_____________________________
                                              Name: